UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4400

T. Rowe Price Equity Income Fund

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Item 1: Report to Shareholders

Equity Income Fund	December 31, 2010

The views and opinions in this report were current as of December 31, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

Despite many twists and turns along the way, 2010 turned out to be a solid year for stocks and for the Equity Income Fund. The year began with the equity market rallying into the spring. Beginning in late April, however, concerns about the financial stability of the euro zone, the oil spill in the Gulf of Mexico, and the so-called “flash crash” on May 6 precipitated a sharp sell-off, driving stocks into negative territory. In late August, equity markets around the world began to recover against the backdrop of better economic news. The midterm election results suggested more moderate policy outcomes in Washington, and investor confidence returned during the final quarter of the year.

As shown in the Performance Comparison table, during the past six months, your fund returned 22.10% versus 23.27% for the S&P 500 Index and 21.88% for the Lipper Equity Income Funds Index, which measures the performance of similar funds. Over the full year, the returns were 15.15%, 15.06%, and 14.04%, respectively. (Performance for the Advisor and R Class shares was lower due to their different expense ratios.)

All S&P 500 sectors produced positive returns in 2010. Consumer discretionary and industrials and business services shares performed best with robust gains as investors perceived that companies in these sectors could benefit significantly from a stronger economic recovery. Materials and energy stocks also outperformed, lifted by rising commodity prices with gold reaching $1,400 per ounce, oil surpassing $90 per barrel, and gasoline averaging $3.00 per gallon nationwide by the end of the year. Telecommunication services, consumer staples, financials, and information technology shares generated moderate gains but lagged the broad market. Health care and utilities—two sectors that tend to have low sensitivity to the health of the economy—had the smallest gains, as equity investors favored riskier investments.

DIVIDEND DISTRIBUTION

On December 10, 2010, your fund’s Board of Trustees declared a fourth-quarter income dividend of $0.11 per share, which was paid on December 14. This brings the dividend total for 2010 to $0.44 per share. You should already have received your check or statement reflecting this most recent dividend declaration. (Dividends were slightly lower for the Advisor and R Class shares.)

PORTFOLIO REVIEW

Many portfolio holdings generated strong returns in 2010, and the best performers were in sectors benefiting from an increase in economic activity. For example, DuPont, Honeywell International, Cooper Industries, and Emerson Electric, which are all beneficiaries of an improving economy, were among the fund’s best contributors. GE, which had been a drag on portfolio performance in 2008 and 2009, provided excellent results in 2010. Our investments in some consumer companies such as Marriott, Tiffany, and Macy’s also performed well as consumers began to loosen their purse strings later in the year. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Fund performance was also boosted by several holdings that were the subject of merger and acquisition activity. Qwest Communications rose sharply on the heels of a takeover proposal. In addition, our longstanding position in Fortune Brands, as well as our relatively new investment in Beckman Coulter, both rose sharply as the companies announced they were willing to explore ways to maximize shareholder value. Several of our energy holdings likewise did well, including Schlumberger, Baker Hughes, Murphy Oil, and ConocoPhillips. The story was different with oil giant BP. The stock rallied sharply from its summer lows as efforts to contain the Gulf oil spill were successful, but for the year overall it was a disappointment.

We would hope to see better results in the pharmaceutical sector this year. Despite very attractive stock valuations, the group as a whole did not perform particularly well in 2010. Several of our utility investments were also mundane at best, as the sector was lackluster. The same can be said for some of our larger investments in financials, including JPMorgan Chase.

The Major Portfolio Changes table following this letter shows various holdings that we reduced or eliminated during the year and our major new purchases. During the past six months, we made fairly significant investments in Hewlett-Packard, Allstate, Beckman Coulter, ConAgra, Morgan Stanley, and General Motors to name a few. The common theme uniting these companies is that they possess relatively attractive valuations with upside potential and limited downside risk, in our view. This combination has been a hallmark of our investment process for the last 25 years.

Many of the stocks we sold had risen sharply, prompting our decision to redeploy the assets into other areas. Deere was a particularly good investment for the fund, and the stock price rose to the point where the valuation was no longer compelling. In several other instances, including Kraft Foods and Wal-Mart, we opted to eliminate holdings in favor of companies with more appealing stock valuations.

Financials remains the portfolio’s largest sector allocation at 19.1% of net assets. Consumer discretionary is next at 15.6%, followed by energy at 13.7% and industrials and business services at 12.6%. The rest of the portfolio is well diversified among utilities, information technology, materials, and other broad sectors.

OUTLOOK

As we reflect on 2010 and look ahead to the rest of 2011, we’re struck by how many unpredictable events and challenges arose over the last year. Historically, investors have always faced uncertainty, and 2011 will most likely be no different in that regard.

The U.S. economy and most around the world continue along a path of recovery after suffering through one of the most severe contractions in history in 2008 and early 2009. As we proceed through 2011, we believe corporate earnings should continue to grow at a healthy pace. Corporate balance sheets are in very good shape, and we expect to see increased dividend payments to shareholders, an acceleration in share buybacks at different firms, and more merger and acquisition activity. We’re struck by the debate over what shape monetary policy will take as the year unfolds and when and to what extent interest rates will begin to rise again. Indeed, Treasury yields began to lift from their historical lows in the last few months of last year. Any further increases could be viewed positively by equity investors, who may view them as a sign of better economic growth in the coming months. We believe that these developments, should they unfold, could provide support for the equity market.

On October 31, 2010, the Equity Income Fund celebrated its 25th anniversary since its inception in 1985. Over the past two-and-a-half decades, we’ve experienced periods of sharply rising stock markets and a few episodes, such as late 1987, 2002, and 2008, that we’d rather forget. It is an honor for so many of us to work together on your behalf. Rest assured that we stand ready to take advantage of whatever investment opportunities arise in the year ahead.

As always, we appreciate your continued confidence and support.

Respectfully submitted,

Brian C. Rogers
President of the fund and chairman of its Investment Advisory Committee

January 20, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

GLOSSARY

Beta: A measure of the market risk of a stock showing how responsive it is to a given market index, such as the S&P 500 Index. By definition, the beta of the benchmark index is 1.00. A fund with a 1.10 beta is expected to perform 10% better than the index in up markets and 10% worse in down markets. Usually, higher betas represent riskier investments.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock’s market price with its book value, i.e., the company’s net worth divided by the number of outstanding shares.

Price-to-earnings (P/E) ratio – 12 months forward: P/E is a valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

S&P 500 Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total return basis.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights For a share outstanding throughout each period

Investor Class

	Year Ended 12/31/10‡	12/31/09‡	12/31/08‡	12/31/07‡	12/31/06‡
NET ASSET VALUE					
Beginning of period	$ 20.99	$ 17.08	$ 28.10	$ 29.55	$ 25.92
Investment activities					
Net investment income	0.43[(1)]	0.39[(1)]	0.60[(1)]	0.57	0.49
Net realized and unrealized gain (loss)	2.71	3.91	(10.32)	0.39	4.42
Total from investment activities	3.14	4.30	(9.72)	0.96	4.91
Distributions					
Net investment income	(0.44)	(0.39)	(0.59)	(0.58)	(0.49)
Net realized gain	–	–	(0.71)	(1.83)	(0.79)
Total distributions	(0.44)	(0.39)	(1.30)	(2.41)	(1.28)
NET ASSET VALUE					
End of period	**$ 23.69**	**$ 20.99**	**$ 17.08**	**$ 28.10**	**$ 29.55**

Ratios/Supplemental Data

Total return[(2)]	15.15%[(1)]	25.62%[(1)]	(35.75)%[(1)]	3.30%	19.14%
Ratio of total expenses to average net assets	0.68%[(1)]	0.72%[(1)]	0.69%[(1)]	0.67%	0.69%
Ratio of net investment income to average net assets	2.01%[(1)]	2.19%[(1)]	2.59%[(1)]	1.89%	1.77%
Portfolio turnover rate	12.4%	13.5%	31.6%	25.7%	17.3%
Net assets, end of period (in millions)	$ 18,748	$ 15,494	$ 12,492	$ 20,521	$ 20,999

‡ Per share amounts calculated using average shares outstanding method.

(1) See Note 5. Excludes expenses permanently waived 0.01%, 0.01%, and 0.00%, of average net assets for the years ended 12/31/10, 12/31/09, and 12/31/08 respectively, related to investments in T. Rowe Price mutual funds.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS   For a share outstanding throughout each period

Advisor Class

	Year Ended 12/31/10‡	12/31/09‡	12/31/08‡	12/31/07‡	12/31/06‡
NET ASSET VALUE					
Beginning of period	$ 20.95	$ 17.04	$ 28.04	$ 29.50	$ 25.87
Investment activities					
Net investment income	0.38(1)	0.35(1)	0.55(1)	0.51	0.43
Net realized and unrealized gain (loss)	2.70	3.91	(10.29)	0.37	4.42
Total from investment activities	3.08	4.26	(9.74)	0.88	4.85
Distributions					
Net investment income	(0.39)	(0.35)	(0.55)	(0.51)	(0.43)
Net realized gain	–	–	(0.71)	(1.83)	(0.79)
Total distributions	(0.39)	(0.35)	(1.26)	(2.34)	(1.22)
NET ASSET VALUE					
End of period	**$ 23.64**	**$ 20.95**	**$ 17.04**	**$ 28.04**	**$ 29.50**

Ratios/Supplemental Data

Total return(2)	**14.87%(1)**	**25.40%(1)**	**(35.88)%(1)**	**3.03%**	**18.92%**
Ratio of total expenses to average net assets	0.92%(1)	0.92%(1)	0.90%(1)	0.88%	0.89%
Ratio of net investment income to average net assets	1.77%(1)	1.99%(1)	2.38%(1)	1.68%	1.58%
Portfolio turnover rate	12.4%	13.5%	31.6%	25.7%	17.3%
Net assets, end of period (in millions)	$ 1,618	$ 1,679	$ 1,407	$ 2,539	$ 2,247

‡ Per share amounts calculated using average shares outstanding method.

(1) See Note 5. Excludes expenses permanently waived 0.01%, 0.01%, and 0.00%, of average net assets for the years ended 12/31/10, 12/31/09, and 12/31/08 respectively, related to investments in T. Rowe Price mutual funds.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Financial Highlights | For a share outstanding throughout each period

R Class

	Year Ended 12/31/10‡	12/31/09‡	12/31/08‡	12/31/07‡	12/31/06‡
NET ASSET VALUE					
Beginning of period	$ 20.92	$ 17.02	$ 28.01	$ 29.46	$ 25.86
Investment activities					
Net investment income	0.32[1]	0.31[1]	0.49[1]	0.43	0.36
Net realized and unrealized gain (loss)	2.70	3.89	(10.28)	0.38	4.40
Total from investment activities	3.02	4.20	(9.79)	0.81	4.76
Distributions					
Net investment income	(0.34)	(0.30)	(0.49)	(0.43)	(0.37)
Net realized gain	–	–	(0.71)	(1.83)	(0.79)
Total distributions	(0.34)	(0.30)	(1.20)	(2.26)	(1.16)
NET ASSET VALUE					
End of period	$ 23.60	$ 20.92	$ 17.02	$ 28.01	$ 29.46
Ratios/Supplemental Data					
Total return[2]	14.58%[1]	25.04%[1]	(36.05)%[1]	2.80%	18.56%
Ratio of total expenses to average net assets	1.20%[1]	1.18%[1]	1.16%[1]	1.15%	1.16%
Ratio of net investment income to average net assets	1.49%[1]	1.72%[1]	2.12%[1]	1.42%	1.30%
Portfolio turnover rate	12.4%	13.5%	31.6%	25.7%	17.3%
Net assets, end of period (in thousands)	$ 229,907	$ 185,899	$ 155,633	$ 278,500	$ 268,968

‡ Per share amounts calculated using average shares outstanding method.

(1) See Note 5. Excludes expenses permanently waived 0.01%, 0.01%, and 0.00%, of average net assets for the years ended 12/31/10, 12/31/09, and 12/31/08 respectively, related to investments in T. Rowe Price mutual funds.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 94.4%		
CONSUMER DISCRETIONARY 15.0%		
Automobiles 0.8%		
General Motors (1)	1,865,200	68,751
Harley-Davidson	2,784,100	96,525
		165,276
Distributors 0.5%		
Genuine Parts	1,961,700	100,714
		100,714
Diversified Consumer Services 0.2%		
H&R Block	3,055,700	36,393
		36,393
Hotels, Restaurants & Leisure 1.0%		
Marriott, Class A	4,013,870	166,736
MGM Resorts International (1)	2,677,700	39,764
		206,500
Household Durables 2.7%		
D. R. Horton	2,442,500	29,139
Fortune Brands	4,752,100	286,314
Whirlpool	2,599,700	230,932
		546,385
Leisure Equipment & Products 0.9%		
Mattel	7,076,500	179,955
		179,955
Media 5.5%		
Cablevision, Class A	4,629,000	156,645
Comcast, Class A	4,822,800	105,957
Madison Square Garden, Class A (1)	1,258,575	32,446
McGraw-Hill	5,538,100	201,642
New York Times, Class A (1)	6,909,400	67,712

ENERGY 13.7%		
Energy Equipment & Services 1.8%		
Baker Hughes	1,491,300	85,258
Schlumberger	3,435,400	286,856
		372,114
Oil, Gas & Consumable Fuels 11.9%		
Anadarko Petroleum	3,190,000	242,950
BP, ADR	3,876,000	171,203
Chevron	5,883,200	536,842
ConocoPhillips	1,920,700	130,800
ExxonMobil	6,082,000	444,716
Murphy Oil	4,174,300	311,194
Royal Dutch Shell, A Shares, ADR	5,836,300	389,748
Spectra Energy	3,677,800	91,908
Sunoco	3,004,000	121,091
		2,440,452
Total Energy		2,812,566
FINANCIALS 19.1%		
Capital Markets 2.3%		
Bank of New York Mellon	6,118,200	184,770
Legg Mason	5,242,900	190,160
Morgan Stanley	2,492,800	67,829
Och-Ziff Capital Management	2,434,600	37,931
		480,690
Commercial Banks 5.0%		
KeyCorp	9,464,400	83,760
Marshall & Ilsley	5,215,100	36,088
Regions Financial	10,691,900	74,843
SunTrust	5,142,400	151,752
U.S. Bancorp	11,576,700	312,224

Health Care Equipment & Supplies 0.4%		
Beckman Coulter	1,192,400	89,704
		89,704
Pharmaceuticals 4.4%		
Bristol Myers Squibb	5,882,000	155,755
Eli Lilly	3,522,800	123,439
Johnson & Johnson	3,496,300	216,246
Merck	5,492,700	197,957
Pfizer	11,972,215	209,634
		903,031
Total Health Care		1,089,601
INDUSTRIALS & BUSINESS SERVICES 12.6%		
Aerospace & Defense 3.3%		
Boeing	2,684,800	175,210
Honeywell International	4,429,100	235,451
ITT	3,033,500	158,075
Lockheed Martin	1,480,900	103,530
		672,266
Air Freight & Logistics 1.1%		
UPS, Class B	3,041,700	220,767
		220,767
Building Products 0.7%		
Masco	8,146,800	103,138
USG (1)	2,941,800	49,511
		152,649
Commercial Services & Supplies 0.6%		
Avery Dennison	3,086,400	130,678
		130,678

Electrical Equipment 1.1%		
Cooper Industries	2,550,400	148,663
Emerson Electric	1,491,300	85,258
		233,921
Industrial Conglomerates 4.1%		
3M	3,677,200	317,342
GE	28,469,900	520,715
		838,057
Machinery 1.7%		
Eaton	881,100	89,440
Illinois Tool Works	5,002,300	267,123
		356,563
Total Industrials & Business Services		2,604,901
INFORMATION TECHNOLOGY 6.5%		
Communications Equipment 0.6%		
Cisco Systems (1)	5,730,100	115,920
		115,920
Computers & Peripherals 1.2%		
Dell (1)	6,171,100	83,618
Hewlett-Packard	3,988,500	167,916
		251,534
Internet Software & Services 0.5%		
eBay (1)	3,809,900	106,029
		106,029
IT Services 0.8%		
Computer Sciences	3,191,000	158,274
		158,274

Semiconductor & Semiconductor Equipment 1.9%		
Analog Devices	5,247,400	197,670
Applied Materials	10,876,400	152,813
Texas Instruments	1,491,300	48,467
		398,950
Software 1.5%		
Electronic Arts (1)	3,754,000	61,491
Microsoft	8,621,500	240,712
		302,203
Total Information Technology		1,332,910
MATERIALS 6.4%		
Chemicals 2.9%		
DuPont	3,839,900	191,534
International Flavors & Fragrances	3,034,600	168,694
Monsanto	3,380,600	235,425
		595,653
Construction Materials 0.8%		
Vulcan Materials	3,599,900	159,691
		159,691
Metals & Mining 1.0%		
Nucor	4,973,500	217,939
		217,939
Paper & Forest Products 1.7%		
International Paper	8,715,136	237,400
MeadWestvaco	3,991,300	104,413
		341,813
Total Materials		1,315,096

TELECOMMUNICATION SERVICES 4.0%

Diversified Telecommunication Services 3.6%

AT&T	13,105,600	385,042
Qwest Communications International	22,519,000	171,370
Verizon Communications	5,021,900	179,684
		736,096

Wireless Telecommunication Services 0.4%

Vodafone (GBP)	31,394,788	81,155
		81,155
Total Telecommunication Services		817,251

UTILITIES 8.0%

Electric Utilities 4.7%

Duke Energy	6,862,300	122,217
Entergy	3,063,700	217,002
Exelon	5,221,700	217,432
FirstEnergy	2,266,500	83,906
Pinnacle West Capital	2,451,300	101,606
PPL	3,728,200	98,126
Progress Energy	3,186,800	138,562
		978,851

Independent Power Producers & Energy Traders 0.7%

Constellation Energy Group	3,348,500	102,564
NRG Energy (1)	2,091,900	40,876
		143,440

Multi-Utilities 2.6%

CenterPoint Energy	3,186,100	50,086
NiSource	10,241,900	180,462
PG&E	2,450,800	117,246
Teco Energy	2,350,900	41,846

XCEL Energy	5,882,400	138,531
		528,171
Total Utilities		1,650,462
Total Common Stocks (Cost $17,146,363)		19,435,754
CONVERTIBLE PREFERRED STOCKS 0.6%		
CONSUMER DISCRETIONARY 0.6%		
Automobiles 0.6%		
General Motors (1)	2,449,750	132,593
Total Convertible Preferred Stocks (Cost $124,235)		132,593
BOND MUTUAL FUNDS 0.9%		
T. Rowe Price Institutional Floating Rate Fund, 4.86% (2)(3)	17,581,551	181,442
Total Bond Mutual Funds (Cost $174,471)		181,442
SHORT-TERM INVESTMENTS 4.0%		
Money Market Funds 4.0%		
T. Rowe Price Reserve Investment Fund, 0.27% (2)(4)	816,191,289	816,191
Total Short-Term Investments (Cost $816,191)		816,191
Total Investments in Securities		
99.9% of Net Assets (Cost $18,261,260)		**$ 20,565,980**

‡ Denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) Affiliated Companies
(3) SEC 30-day yield
(4) Seven-day yield
ADR American Depository Receipts
GBP British Pound
REIT Real Estate Investment Trust

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2010. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 12/31/10	Value 12/31/09
New York Times, Class A	$ -	$ 20,517	$ -	$ *	$ 91,469
T. Rowe Price Institutional Floating Rate Rund, 4.86%	12,002	-	11,815	181,442	164,459
T. Rowe Price Reserve Investment Fund, 0.27%	¤	¤	1,935	816,191	655,514
Totals			$ 13,750	$ 997,633	$ 911,442

* On the date indicated, issuerwas held but not considered an affiliated company.

¤ Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 990,662
Dividend income	18,403
Interest income	-
Investment income	$ 13,750
Realized gain (loss) on securities	$ (15,787)
Capital gain distributions from mutual funds	$ 175

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $18,261,260)	$ 20,565,980
Receivable for investment securities sold	56,465
Receivable for shares sold	50,454
Dividends receivable	31,149
Other assets	277
Total assets	20,704,325
Liabilities	
Payable for shares redeemed	96,487
Investment management fees payable	9,202
Due to affiliates	1,606
Other liabilities	1,432
Total liabilities	108,727
NET ASSETS	$ 20,595,598
Net Assets Consist of:	
Undistributed net investment income	$ 963
Accumulated undistributed net realized loss	(1,497,896)
Net unrealized gain	2,304,720
Paid-in capital applicable to 869,495,295 no par value shares of beneficial interest outstanding; unlimited number of shares authorized	19,787,811
NET ASSETS	$ 20,595,598
NET ASSET VALUE PER SHARE	
Investor Class	
($18,748,038,841 / 791,336,528 shares outstanding)	$ 23.69
Advisor Class	
($1,617,651,705 / 68,416,982 shares outstanding)	$ 23.64
R Class	
($229,907,160 / 9,741,785 shares outstanding)	$ 23.60

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/10	12/31/09
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 359,772	$ 318,920
Net realized gain (loss)	43,503	(1,050,809)
Change in net unrealized gain	2,270,058	4,343,067
Increase in net assets from operations	2,673,333	3,611,178
Distributions to shareholders		
Net investment income		
Investor Class	(335,236)	(287,521)
Advisor Class	(27,846)	(29,663)
R Class	(3,235)	(2,708)
Decrease in net assets from distributions	(366,317)	(319,892)
Capital share transactions*		
Shares sold		
Investor Class	3,595,320	2,295,185
Advisor Class	478,282	664,499
R Class	73,600	56,601
Distributions reinvested		
Investor Class	313,657	268,941
Advisor Class	27,040	29,081
R Class	3,208	2,708
Shares redeemed		
Investor Class	(2,742,327)	(2,463,833)
Advisor Class	(760,415)	(775,712)
R Class	(59,058)	(64,603)
Increase in net assets from capital share transactions	929,307	12,867
Net Assets		
Increase during period	3,236,323	3,304,153
Beginning of period	17,359,275	14,055,122
End of period	**$ 20,595,598**	**$ 17,359,275**
Undistributed net investment income	963	7,508

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Equity Income Fund (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies. The fund has three classes of shares: the Equity Income Fund original share class, referred to in this report as the Investor Class, offered since October 31, 1985; the Equity Income Fund—Advisor Class (Advisor Class), offered since March 31, 2000; and the Equity Income Fund—R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class quarterly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $103,000 for the year ended December 31, 2010. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2010, the fund realized $44,826,000 of net gain on $107,090,000 of in-kind redemptions.

New Accounting Pronouncement On January 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2010:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. At December 31, 2010, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $2,873,157,000 and $2,130,299,000, respectively, for the year ended December 31, 2010.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to redemptions in kind. For the year ended December 31, 2010, the following reclassifications were recorded to reflect tax character; there was no impact on results of operations or net assets:

Distributions during the years ended December 31, 2010 and December 31, 2009, totaled $366,317,000 and $319,892,000, respectively, and were characterized as ordinary income for tax purposes. At December 31, 2010, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. The fund’s unused capital loss carryforwards as of December 31, 2010, expire: $88,622,000 in fiscal 2016, $1,256,144,000 in fiscal 2017, and $38,649,000 in fiscal 2018. In accordance with federal income tax regulations applicable to investment companies, recognition of capital and/ or currency losses on certain transactions realized between November 1 and the fund’s fiscal year-end is deferred for tax purposes until the subsequent year (post-October loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and a group fee. The individual fund fee is equal to 0.25% of the fund’s average daily net assets up to $15 billion and 0.21% of the fund’s average daily net assets in excess of $15 billion; previously, through May 31, 2005, the individual fund fee had been a flat rate of 0.25% of the fund’s average daily net assets. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2010, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the year ended December 31, 2010, expenses incurred pursuant to these service agreements were $111,000 for Price Associates; $5,430,000 for T. Rowe Price Services, Inc.; and $6,696,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Trustees, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2010, the fund was charged $398,000 for shareholder servicing costs related to the college savings plans, of which $282,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2010, approximately 1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2010, the fund was allocated $1,869,000 of Spectrum Funds’ expenses, of which $1,280,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2010, approximately 7% of the outstanding shares of the Investor Class were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain T. Rowe Price institutional funds (underlying institutional funds) as a means of gaining efficient and cost-effective exposure to certain markets. The underlying institutional funds are open-end management investment companies managed by Price Associates and/or T. Rowe Price International, Inc. (collectively, the Price managers) and are considered affiliates of the fund. Each underlying institutional fund pays an all-inclusive management and administrative fee to its Price manager. To ensure that the fund does not incur duplicate fees, each Price manager has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset the fees paid by the underlying institutional funds related to fund assets invested therein. Accordingly, the accompanying Statement of Operations includes management fees permanently waived pursuant to this agreement. Annual fee rates and amounts waived within the accompanying Statement of Operations related to shares of the underlying institutional funds for the year ended December 31, 2010, are as follows:

NOTE 6 - LITIGATION

The fund has received notice that it may be named in a class of defendants in a lawsuit that the Unsecured Creditors Committee (the Committee) of the Tribune Company has filed in Delaware bankruptcy court. The Committee is seeking to recover all payments made to beneficial owners of common stock in connection with a leveraged buyout of Tribune, including those made in connection with a 2007 tender offer in which the fund participated. The complaint alleges no misconduct by the fund and management intends to vigorously defend any lawsuit. The value of the proceeds received by the fund is $312,460,000 (1.52% of net assets) and the fund could incur legal expenses. Management is currently assessing the case and has not yet determined the effect, if any, on the fund’s net assets and results of operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price Equity Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Equity Income Fund (the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2011

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/10

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $359,930,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $359,930,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S TRUSTEES AND OFFICERS

Your fund is overseen by a Board of Trustees (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International Ltd (T. Rowe Price International); “inside” or “interested” trustees are employees or officers of T. Rowe Price. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund trustees and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Trustees

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009); Director, Medtronic,
Inc. (1998 to 2007); Director, Mercantile Bankshares (1997 to 2007)

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, NLV
(1940)	Financial Corporation (2004 to 2005)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (2008 to present); Director, Vornado
2001	Real Estate Investment Trust (2004 to present); Director, Mercantile
Bankshares (2002 to 2007); Member, Advisory Board, Deutsche Bank
North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1994

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Cofounder and Partner, Blackstone
2001	Real Estate Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent trustee oversees 128 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of
2006	the Board, Director, and President, T. Rowe Price Investment Services,
[128]	Inc.; Chairman of the Board and Director, T. Rowe Price Retirement
Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price
Services, Inc.; Director and Chief Executive Officer, T. Rowe Price
International; Chief Executive Officer, Chairman of the Board, Director,
and President, T. Rowe Price Trust Company; Chairman of the Board,
all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[73]	Trust Company; President, Equity Income Fund

*Each inside trustee serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Equity Income Fund	Principal Occupation(s)

Andrew M. Brooks (1956)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

David R. Giroux, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Paul D. Greene II (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly student, Graduate School
of Business, Stanford University (to 2006)

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Thomas J. Huber, CFA (1966)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, Price Hong Kong, Price Singapore,
T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe
Price International, and T. Rowe Price Retirement
Plan Services, Inc.

Jason B. Polun, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly Vice President, Wellington
Management LLP (to 2006)

Robert T. Quinn, Jr. (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Investment
Services, Inc.; Vice President and Assistant
Treasurer, T. Rowe Price Services, Inc.

Eric L. Veiel, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,417,000 and $1,879,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Equity Income Fund

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 17, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 17, 2011